EXHIBIT 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made as of the 23rd day of November, 2012, between NEWBEVCO, INC., a Delaware corporation (the “Borrower”), each of the Guarantors (as defined below) and BRANCH BANKING AND TRUST COMPANY (the “Bank”).

R E C I T A L S:

The Borrower and the Bank entered into that certain Credit Agreement dated as of July 8, 2011 (collectively referred to herein, and as further amended from time to time, the “Credit Agreement”).  Capitalized terms used in this Amendment which are not otherwise defined in this Amendment shall have the respective meanings assigned to them in the Credit Agreement.

The Borrower has requested that the Bank agree to amend the Credit Agreement to, among other changes, extend the Termination Date and increase the Committed Amount from $25,000,000 to $50,000,000.

The Bank and the Borrower desire to amend the Credit Agreement upon the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the Recitals and the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Bank, intending to be legally bound hereby, agree as follows:

SECTION 1.  Recitals.  The Recitals are incorporated herein by reference and shall be deemed to be a part of this Amendment.

SECTION 2.  Amendments.  The Credit Agreement is hereby amended as set forth in this Section 2.

SECTION 2.01.   Amendments to Section l.1.  The  following definitions in Section 1.1 of the Credit Agreement are hereby amended in their entirety as follows:

“Termination Date” means November 22, 2015, subject to the provisions of Section 9 hereof.

SECTION 2.02.  Amendment to Section 2.1(a).  The reference in Section 2.1(a) of the Credit Agreement to “Twenty Five Million Dollars ($25,000,000)” is hereby amended to read “Fifty Million Dollars ($50,000,000)”.

SECTION 2.03.  Addition of Section 7.13.  New Section 7.13 is hereby added to Section 7 of the Credit Agreement to read as follows:

7.13           Amendment of Comerica Loan Agreement.  The Borrower will not amend, modify or change (or permit the amendment, modification or change of) any of the terms or provisions of the Comerica Loan Agreement if such amendment, modification or change would result in (a) the covenants contained in the Comerica Loan Agreement being materially more restrictive than the covenants contained in this Agreement or (b) any other provision contained in the Comerica Loan Agreement being materially more beneficial to the lender than the provisions contained in this Agreement.

SECTION 2.04.  Amendment to Section 10.3.  Section 10.3 of the Credit Agreement is hereby amended to read as follows:

10.3           Inability to Determine Rate.  In the event that the Bank shall have determined, which determination shall be final, conclusive and binding, that by reason of circumstances occurring after the date of this Agreement affecting the London interbank eurodollar market, (a) adequate and fair means do not exist for ascertaining the LIBOR-based Rate on the basis provided for in this Agreement or (b) Dollar deposits are not being offered to banks in the London interbank eurodollar market for the applicable amount and Interest Period of such LIBOR-based Advance, the Bank shall give notice (by telephone confirmed in writing or by telecopy) to the Borrower of such determination, whereupon (i) no LIBOR-based Advance shall be made until the Bank notifies the Borrower that the circumstances giving rise to such notice no longer exist, and (ii) any request by the Borrower for a LIBOR-based Advance shall be deemed to be a request for an advance at the Prime-based Rate.

SECTION 2.05.  Amendment to Section 10.5.  The following sentence is hereby added to the end of Section 10.5 as follows:

For purposes of this Agreement, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed a “change in law”, regardless of the date enacted, adopted or issued.

SECTION 2.06.  Amendment to Section 11.4.  The Bank’s notice address in Section 11.4 of the Credit Agreement is hereby amended to read as follows:

The Bank:                 BRANCH BANKING AND TRUST COMPANY
   400 N Tampa St., 25th Floor
   Tampa, FL 33602
   Attention: Anthony Nigro, Senior Vice President

SECTION 3. Conditions to Effectiveness.  The effectiveness of this Amendment and the obligations of the Bank hereunder are subject to the following conditions, unless the Bank waives such conditions:

(a)           receipt by the Bank from (i) each of the parties hereto of a duly executed counterpart of this Amendment signed by such party and (ii) the Borrower of a duly executed Revolving Credit Note reflecting the revised Committed Amount;

(b)           receipt by the Administrative Agent of all documents which the Administrative Agent may reasonably request relating to the existence of the Borrower and each of the Guarantors, the authority for and the validity of this Amendment, and any other matters relevant hereto, all in form and substance satisfactory to the Administrative Agent, including without limitation an Officer’s Certificate, signed by the Secretary, an Assistant Secretary or other authorized representative of the Borrower and each Guarantor, certifying as to the names, true signatures and incumbency of the officer or officers of the Borrower and each Guarantor, authorized to execute and deliver the Amendment, and certifying whether or not any changes to the entity’s organizational documents have taken place since July 8, 2011, and certified copies of, if applicable, a certificate of the Secretary of State of the Borrower’s and each Guarantor’s state of organization as to the good standing or existence of the Borrower and each Guarantor; and a copy of the action taken by the board of directors of the Borrower and each Guarantor authorizing the execution, delivery and performance of this Amendment;

(c)           the fact that the representations and warranties of the Borrower and each of the guarantors under the Guaranty (collectively, the “Guarantors”) contained in Section 5 of this Amendment shall be true on and as of the date hereof except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true on and as of such earlier date;

(d)           receipt by the Bank of a legal opinion from counsel to the Borrower, in form and substance satisfactory to the Bank;

(e)           receipt by the Bank from the Borrower of a duly executed counterpart of a tax indemnity agreement signed by the Borrower, in form and substance satisfactory to the Bank; and

(f)            all other documents and legal matters in connection with the transactions contemplated by this Amendment shall be reasonably satisfactory in form and substance to the Bank and its counsel.

SECTION 4.  No Other Amendment.  Except for the amendments set forth above, the text of the Credit Agreement shall remain unchanged and in full force and effect.  On and after the First Amendment Effective Date, all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment.  This Amendment is not intended to effect, nor shall it be construed as, a novation.  The Credit Agreement and this Amendment shall be construed together as a single agreement.  This Amendment shall constitute a Loan Document under the terms of the Credit Agreement.  Nothing herein contained shall waive, annul, vary or affect any provision, condition, covenant or agreement contained in the Credit Agreement, except as herein amended, nor affect nor impair any rights, powers or remedies under the Credit Agreement as hereby amended.  The Borrower and the Guarantors promise and agree to perform all of the requirements, conditions, agreements and obligations under the terms of the Credit Agreement, as heretofore and hereby amended, the Credit Agreement, as amended, and the other Loan Documents being hereby ratified and affirmed.  The Borrower and the Guarantors hereby expressly agree that the Credit Agreement, as amended, and the other Loan Documents are in full force and effect.

SECTION 5.  Representations and Warranties.  The Borrower and the Guarantors hereby represent and warrant to the Bank as follows:

(a)           No Default or Event of Default under the Credit Agreement or any other Loan Document has occurred and is continuing on the date hereof.

(b)           The Borrower has the corporate power and authority to enter into this Amendment and to do all acts and things as are required or contemplated hereunder to be done, observed and performed by it.

(c)           Each of the Guarantors has the corporate power and authority to enter into this Amendment and to do all acts and things as are required or contemplated hereunder to be done, observed and performed by it.

(d)           This Amendment has been duly authorized, validly executed and delivered by one or more authorized officers of the Borrower and the Guarantors and constitutes the legal, valid and binding obligations of the Borrower and the Guarantors enforceable against them in accordance with its terms, provided that such enforceability is subject to general principles of equity and to bankruptcy, insolvency and similar laws affecting the enforcement of creditors’ rights generally.

(e)           The execution and delivery of this Amendment and the performance by the Borrower and the Guarantors hereunder does not and will not, as a condition to such execution, delivery and performance, require the consent or approval of any regulatory authority or governmental authority or agency having jurisdiction over the Borrower, or any Guarantor, nor be in contravention of or in conflict with the articles of incorporation, bylaws or other organizational documents of the Borrower, or any Guarantor or the provision of any statute, or any judgment, order or indenture, instrument, agreement or undertaking, to which the Borrower, or any Guarantor is party or by which the assets or properties of the Borrower, and the Guarantors are or may become bound.

(f)           This Amendment and each of the Loan Documents to which the Borrower and each Guarantor is a party were made, executed and delivered to the Bank outside of the State of Florida.

SECTION 6.  Counterparts; Governing Law.  This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute one and the same agreement.  This Amendment shall be construed in accordance with and governed by the laws of the State of Florida.

SECTION 7.  Amendment.  This Amendment may not be amended or modified without the written consent of the Bank and the Borrower.

SECTION 8.  Effective Date.  This Amendment shall be effective as of the date hereof (the “First Amendment Effective Date”).

SECTION 9. Expenses.  The Borrower agrees to pay all reasonable costs and expenses of the Bank in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of the Bank’s legal counsel.

SECTION 10.  Further Assurances.  The Borrower agrees to promptly take such action, upon the request of the Bank, as is necessary to carry out the intent of this Amendment.

SECTION 11.  Consent and Ratification by Guarantors.  The Guarantors consent to the foregoing amendments.  The Guarantors promise and agree to perform all of the requirements, conditions, agreements and obligations under the terms of the Credit Agreement as hereby amended, the Credit Agreement, as hereby amended, being hereby ratified and affirmed.  In furtherance and not in limitation of the foregoing, the Guarantors acknowledge and agree that the Liabilities (as defined in the Guaranty) include, without limitation, the Advances and Letters of Credit issued under the Credit Agreement as hereby amended.

SECTION 12.  Waiver of Defenses.  The Borrower and the Guarantors represent that none of them has any set-offs, defenses, recoupments, offsets, counterclaims or other causes of action against the Bank relating to the Loan Documents and the indebtedness evidenced and secured thereby and agree that, if any such set-off, defense, counterclaim, recoupment or offset otherwise exists on the date of this Amendment, each such defense, counterclaim, recoupment, offset or cause of action is hereby waived and released forever.

SECTION 13.  Severability.  Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

SECTION 14.  Notices.  All notices, requests and other communications to any party to the Loan Documents, as amended hereby, shall be given in accordance with the terms of Section 11.4 of the Credit Agreement.

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IN WITNESS WHEREOF, the parties hereto have executed and delivered, or have caused their respective duly authorized officers or representatives to execute and deliver, this Amendment as of the day and year first above written.

NEWBEVCO, INC.,
a Delaware corporation

By:	/s/ George Bracken	(SEAL)
Name:	George Bracken
Title:	Vice President and Treasurer

Acknowledged and Agreed by the Guarantors:

BEVCO SALES, INC.,
a Delaware corporation

By:	/s/ George Bracken	(SEAL)
Name:	George Bracken
Title:	Vice President

FAYGO BEVERAGES, INC.,
a Michigan corporation

By:	/s/ George Bracken	(SEAL)
Name:	George Bracken
Title:	Vice President

FAYGO SALES COMPANY,
a Texas corporation

By:	/s/ George Bracken	(SEAL)
Name:	George Bracken
Title:	Vice President

[Signature Page to First Amendment to Credit Agreement]

PACO INC.,
a Delaware corporation

By:	/s/ George Bracken	(SEAL)
Name:	George Bracken
Title:	Vice President

BIG SHOT BEVERAGES, INC.,
a Delaware corporation

By:	/s/ George Bracken	(SEAL)
Name:	George Bracken
Title:	Vice President

NATIONAL BEVERAGE VENDING COMPANY,
a Delaware corporation

By:	/s/ George Bracken	(SEAL)
Name:	George Bracken
Title:	Vice President

NATIONAL PRODUCTIONS, INC.,
a Delaware corporation

By:	/s/ George Bracken	(SEAL)
Name:	George Bracken
Title:	Vice President

NATIONAL RETAIL BRANDS, INC.,
a Delaware corporation

By:	/s/ George Bracken	(SEAL)
Name:	George Bracken
Title:	Vice President

[Signature Page to First Amendment to Credit Agreement]

SHASTA BEVERAGES, INC.,
a Delaware corporation

By:	/s/ George Bracken	(SEAL)
Name:	George Bracken
Title:	Vice President

SHASTA BEVERAGES INTERNATIONAL, INC.,
a Delaware corporation

By:	/s/ George Bracken	(SEAL)
Name:	George Bracken
Title:	Vice President

SHASTA MIDWEST, INC.,
a Delaware corporation

By:	/s/ George Bracken	(SEAL)
Name:	George Bracken
Title:	Vice President

SHASTA SALES, INC.,
a Delaware corporation

By:	/s/ George Bracken	(SEAL)
Name:	George Bracken
Title:	Vice President

SHASTA SW INC.,
a Delaware corporation

By:	/s/ George Bracken	(SEAL)
Name:	George Bracken
Title:	Vice President

[Signature Page to First Amendment to Credit Agreement]

SHASTA SWEETENER CORP.,
a Delaware corporation

By:	/s/ George Bracken	(SEAL)
Name:	George Bracken
Title:	Vice President

SHASTA WEST, INC.,
a Delaware corporation

By:	/s/ George Bracken	(SEAL)
Name:	George Bracken
Title:	Vice President

EVERFRESH BEVERAGES, INC.,
a Delaware corporation

By:	/s/ George Bracken	(SEAL)
Name:	George Bracken
Title:	Vice President

[Signature Page to First Amendment to Credit Agreement]

BRANCH BANKING AND TRUST COMPANY

By:	/s/ Anthony Nigro
Name:	Anthony Nigro
Title:	Senior Vice President

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[Signature Page to First Amendment to Credit Agreement]